RBC Global Asset ManagementRBC BlueBay Money MarketFund Summary ProspectusJanuary 27, 2025RBC BlueBay U.S. Government Money Market FundClass A: RGMXXInstitutional Class 1 : TUGXX Institutional Class 2: TIMXX Investor Class: TUIXX Before you invest, you may want to review the Funds Prospectus, which contains more information about the Fund and its risks. You can find the Funds Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://dfinview.com/usrbcgam. You can also get this information at no cost by calling 1-800-422-2766 or by sending an email request to rbcgamusinfo@rbc.com. The Funds current Prospectus and Statement of Additional Information, both dated January 27, 2025, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved of the Fund shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Fund Summary	RBC BlueBay U.S. Government Money Market Fund

Investment Objective

The Fund is a money market fund that seeks to achieve as high a level of current income obtainable from investments in short-term securities as is consistent with prudent investment management, the preservation of capital and the maintenance of liquidity.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Institutional Class 3
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.10%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.13%

Total Annual Fund Operating Expenses	0.23%

1	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional	$24	$75	$130	$294
Class 3

Principal Investment Strategies

The Fund invests at least 99.5% of its total assets in Government securities, cash and repurchase agreements collateralized fully by Government securities or cash. For purposes of this policy, “Government securities” means any securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States; or any certificate of deposit for any of the foregoing. The Fund considers repurchase agreements with the Federal Reserve Bank of New York to be U.S. Government securities for purposes of its investment policy. The Fund intends to be a “Government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. Shareholders will be given at least 60 days’ advance notice of any change

Fund Summary	RBC BlueBay U.S. Government Money Market Fund

to the 99.5% policy. In addition, in normal market conditions, the Fund will invest at least 80% of its assets in in U.S. Government securities (as defined above) and in repurchase agreements secured by them. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Shareholders will be given at least 60 days’ advance notice of any change to the 80% policy.

The Fund Board does not currently intend to impose liquidity fees on Fund redemptions. Please note, however, that the Board reserves the ability to subject the Fund to a liquidity fee in the future, after providing prior notice to shareholders.

The Fund invests only in eligible securities as defined by Rule 2a-7 of the 1940 Act that present minimal credit risks. Each investment by the Fund must mature (or be deemed by Rule 2a-7 to mature) within 397 days of the date of investment. The Fund maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted average life (portfolio maturity measured without reference to provisions that otherwise permit the maturity of certain adjustable rate securities to be deemed to be “shortened” to their next interest rate reset date) of 120 days or less.

Immediately after any investment by the Fund in a security (other than a U.S. Government security), the Fund may not have more than 5% of its assets invested in securities of the issuer, except for certain temporary investments.

Principal Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

By itself, the Fund is not a balanced investment program. There is no guarantee that the Fund will meet its goal. The principal risks of investing in the Fund include:

U.S. Government Obligations Risk.  Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) have historically involved little risk of loss of principal if held to maturity. However, the maximum potential liability of the issuers of some of these securities may greatly exceed their current resources and no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable Rate Demand Note Risk.  The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

Fund Summary	RBC BlueBay U.S. Government Money Market Fund

Interest Rate Risk.  The Fund’s yield will fluctuate as the general level of interest rates change. During periods when interest rates are low, the Fund’s yield may also be low. When interest rates increase, securities held by the Fund will generally decline in value. Interest rate changes are influenced by a number of factors including government policy, inflation expectations, and supply and demand. The Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

Net Asset Value Risk.  There is no assurance that the Fund will meet its investment objective of maintaining a net asset value (“NAV”) of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In general, certain other money market funds have in the past failed to maintain stable NAVs and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.

Liquidity Risk.  Significant redemptions by large investors in the Fund could have a material adverse effect on the Fund’s other shareholders or on the ability of the Fund to continue to operate. The NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

Market Risk.  The success of the Fund’s investment program may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, tariffs and other trade barriers, and national and international political circumstances. These factors may affect the level and volatility of securities prices and the liquidity of investments held by the Fund. Unexpected volatility or illiquidity could impair the Fund’s profitability or result in losses.

Issuer/Credit Risk.  There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money.

Reinvestment Risk.  Reinvestment risk is the risk that a fixed income security’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original security. Call risk is a type of reinvestment risk. It is the possibility that during periods of falling interest rates, issuers may call securities with higher coupon or interest rates before maturity. If a security is called, the Fund may have to reinvest the proceeds at lower interest rates resulting in a decline in the Fund’s income.

Active Management Risk.  The Fund is actively managed and its performance therefore will reflect in part the Adviser’s ability to make investment decisions that are suited to achieve the Fund’s investment objective. The Fund’s emphasis on credit quality and stability could also cause it to underperform other money market funds, particularly those that take greater maturity and credit risks.

Fund Summary	RBC BlueBay U.S. Government Money Market Fund

Performance Information

The bar chart and performance table provide an indication of the risks of an investment in the Fund by showing changes in performance of the Fund’s Institutional Class 1 shares from year to year and by showing how the Fund’s Institutional Class 1 shares average annual total returns for the past 1, 5 and 10 years. No performance is shown for the Fund’s Institutional Class 3 shares because the Institutional Class 3 shares had not commenced operations prior to the date of this prospectus. The returns for Institutional Class 3 shares will be lower than the returns of Institutional Class 1 shares shown in the bar chart and the performance table because fees and expenses of the classes differ. Past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.rbcgam.com or by calling 1-800-422-2766. For the Fund’s current seven-day yield, call 1-800-422-2766.

RBC BlueBay U.S. Government Money Market Fund – Institutional Class 1 Annual Total Returns

During the period shown in the chart for the Institutional Class 1 Shares of the Fund:
	Quarter	Returns
Best quarter:	Q4 2023	1.34%
Worst quarter:	Q4 2020	0.00%

The year-to-date return of Institutional Class 1 shares as of March 31, 2026 was 0.89%.

Average Annual Total Returns (for the periods ended December 31, 2025)
	Past Year	Past 5 Years	Past 10 Years	Since Inception
Institutional Class 1 Before Taxes	4.23%	3.17%	2.10%	2.35%
Institutional Class 1 After Taxes on Distributions	2.49%	1.87%	1.24%	1.44%
Institutional Class 1 After Taxes on Distributions and Sale of Shares	2.49%	1.87%	1.24%	1.44%

Management

Investment Adviser

RBC Global Asset Management (U.S.) Inc.

Fund Summary	RBC BlueBay U.S. Government Money Market Fund

For important information about “Purchase and Sale of Fund Shares,” please turn to “Important Additional Information” on page 6 of the Fund’s Prospectus.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case you may be taxed later upon withdrawal of your investment from such arrangement.

For important information about “Payments to Broker-Dealers and Other Financial Intermediaries,” please turn to “Important Additional Information” on page 6 of the Fund’s Prospectus.

Important Additional Information

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) shares of the Fund on any business day by phone (1-800-422-2766), by mail (RBC Funds, c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252) or by wire. The table below provides the Fund’s minimum initial and subsequent investment requirements.

The following table provides minimum initial and subsequent investment information for Institutional Class 3. The minimums may be reduced or waived in some cases. The Fund offers additional share classes with different fees and expenses.

Minimum Initial Investment:

Institutional Class 3	$ 1,000,000
Minimum Subsequent Investment:	There are generally no minimums for additional investments in the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.